UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 1, 2004

CHARLES RIVER ASSOCIATES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-24049	04-2372210
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

200 Clarendon Street, Boston, Massachusetts 02116

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (617) 425-3000

Item 5.           Other Events and Required FD Disclosure.

On July 1, 2004, Charles River Associates Incorporated issued a press release announcing the completion of a previously announced private offering of convertible senior subordinated debentures.  The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits.

99.1         Press release dated July 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLES RIVER ASSOCIATES INCORPORATED

	By:	/s/ J. Phillip Cooper
J. Phillip Cooper
Executive Vice President and Chief Financial Officer

Date: July 1, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 1, 2004.